Amplify BlackSwan Growth & Treasury Core ETF
Schedule of Investments
June 30, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 89.4%		Par	Value
United States Treasury Note/Bond
0.88%, 11/15/2030		26,371,000	$22,614,163
1.63%, 05/15/2031		25,624,000	22,600,168
1.38%, 11/15/2031		26,441,000	22,626,679
2.88%, 05/15/2032		24,190,000	22,574,183
4.13%, 11/15/2032		22,385,000	22,544,143
3.38%, 05/15/2033		23,676,000	22,577,286
4.50%, 11/15/2033		21,947,000	22,552,686
4.38%, 05/15/2034		22,205,000	22,561,494
4.25%, 11/15/2034		22,491,000	22,575,341
4.25%, 05/15/2035		22,528,000	22,572,000
TOTAL U.S. TREASURY SECURITIES (Cost $226,549,862)			225,798,143

PURCHASED OPTIONS - 10.0%(a)	Notional Amount	Contracts	Value
Call Options - 10.0%			$–
SPDR S&P 500 ETF Trust (b)(c)		–	$–
Expiration: 12/19/2025; Exercise Price: $585.01	$116,217,585	1,881	10,591,685
Expiration: 06/18/2026; Exercise Price: $560.01	97,991,010	1,586	14,788,054
TOTAL PURCHASED OPTIONS (Cost $24,633,387)			25,379,739

SHORT-TERM INVESTMENTS - 0.3%			Value
Money Market Funds - 0.3%		Shares
Dreyfus Treasury Securities Cash Management (d)		2,367	2,367
Invesco Government & Agency Portfolio - Institutional Class, 4.26% (d)		646,823	646,823
TOTAL SHORT-TERM INVESTMENTS (Cost $649,189)			649,190

TOTAL INVESTMENTS - 99.7% (Cost $251,832,438)			251,827,072
Other Assets in Excess of Liabilities - 0.3%			835,454
TOTAL NET ASSETS - 100.0%			$252,662,526
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify BlackSwan Growth & Treasury Core ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	–	225,798,143	–	225,798,143
Purchased Options	–	25,379,739	–	25,379,739
Money Market Funds	649,190	–	–	649,190
Total Investments	649,190	251,177,882	–	251,827,072

Refer to the Schedule of Investments for further disaggregation of investment categories.